UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2005

AFV SOLUTIONS, INC.

(Exact name of registrant as specified in charter)

NEVADA	333-84568	90-0006843
(State of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

408 S. Daytona
Flagler Beach, Florida	32136
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (386-) 439-4006

DOGS INTERNATIONAL

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

  On February 9, 2005, the Company changed its name from Dogs International to AFV Solutions, Inc. The name change was effected through an amendment to the Company's articles of incorporation and approved by the board of directors and by a majority consent of its stockholders. A copy of the certificate of amendment to the articles of incorporation is attached hereto as exhibit 3(i)(a).

Section 8 - Other Events

Item 8.01 Other Events

OTC:BB Symbol Change

On February 11, 2005, In conjunction with the name change referenced above, our OTC:BB trading symbol changed to "AFVS".

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

EXHIBITS

Exhibit Number	Exhibit Title of Description
3i	Articles of Incorporation
(a)	Certificate of Amendment to Articles of Incorporation changing the Company's name to AFV Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AFV SOLUTIONS, INC.

By: /s/ Rosemary Williams

Rosemary Williams, President

Date: March 17, 2005